EXHIBIT 99.2
                           ============

        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the quarterly report on Form 10QSB of Bliss
Essentials Corp. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Gelfand,
Chief Executive Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the registration statement fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the registration statement fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: November 12, 2003        /s/ Thomas Gelfand
                              ----------------------------------
                              Chief Executive Officer of
                              Bliss Essentials Corp., Registrant